UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K/A
(Amendment No. 1)
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2008

SONTERRA RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29463 (Commission File Number)	51-0392750 (I.R.S. Employer Identification No.)

523 North Sam Houston Parkway East, Suite 1220 Houston, Texas 77060 (Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (281) 741-0610

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and restates in its entirety the Current Report on Form 8-K, dated November 13, 2008, filed by Sonterra Resources, Inc. (the “Company”) on November 20, 2008 (the “Original Report”).  This Amendment provides further information regarding the transactions and documents described therein.  This Amendment also replaces Exhibits 10.1, 10.2 and 10.9 to the Original Report with Exhibits 10.1, 10.2 and 10.9 (which have been amended for the sole purpose of including the schedules thereto) to this Amendment and includes additional Exhibits 10.13, 10.14, 10.15, 10.16, 10.17, 10.18 and 10.19.  This Amendment also includes new disclosure regarding that certain letter agreement (the “Letter Agreement”) by and among the Company, Longview Marquis Master Fund, L.P. (“Marquis”) and Summerline Asset Management LLC (“Summerline”) and that certain Conveyance of Wellbore Limited Overriding Royalty (the “New Conveyance”), dated December 4, 2008, from the Company to Marquis.

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2008, the Company entered into two transactions.  Under the first transaction, the Company entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with The Longview Fund, L.P. (“Longview”) and Marquis under which Marquis acquired:

•
a warrant (the “Marquis Warrant”) to acquire 1,000,000 shares of the Company’s common stock , par value $0.001 per share (“Common Stock”), subject to adjustment, at an initial exercise price per share of $0.01; and

•	an unsecured subordinated promissory note in the original aggregate principal amount of $9,440,000 (the “Marquis Subordinated Note”), bearing interest at 11% per annum;

and Longview acquired:

•
an unsecured subordinated promissory note in the original aggregate principal amount of $2,210,550.92 (the “Longview Subordinated Note” and, together with the Marquis Subordinated Note, the “Subordinated Notes”) bearing interest at 11% per annum; and

•	$1,000,000 in cash as principal repayment of the Old Notes described below.

Prior to the transactions set forth above and based on the records of the Company and transfer agent, Longview was the owner of approximately 91% of the Company’s outstanding Common Stock and, together with its affiliated fund Longview Fund International Ltd., owned approximately 93% of the Company’s outstanding Common Stock.  Viking Asset Management, LLC serves as investment adviser to Longview and previously (including at the time of the consummation of the transactions described herein) served as the investment adviser to Marquis.  Summerline now serves as the investment adviser to Marquis.

As part of the consideration to the Company under the Securities Exchange Agreement, Longview agreed to surrender to the Company warrants to acquire 3,000,000 shares of the Company’s Common Stock at an exercise price of $0.30210709 per share (out of  that certain Warrant to Purchase Common Stock dated February 14, 2008 to acquire up to 4,958,678 shares of the Company’s Common Stock that Longview held prior to such transaction) (the “Old Warrant”), and Longview surrendered to the Company the following notes payable by the Company in the aggregate outstanding principal amount of $3,000,000 (collectively, the “Old Notes”):

•	that certain Amended and Restated Senior Secured Note dated February 14, 2008 (amended and restated May 16, 2008); and

•	that certain Senior Secured Note dated May 22, 2008.

In exchange for the Marquis Warrant and the Marquis Subordinated Note, the Company acquired from Marquis all of the issued and outstanding shares of common stock, par value $0.001 per share, of North Texas Drilling Services, Inc., a Texas corporation (“North Texas”), and that certain Ninth Amended and Restated Senior Secured Note, dated October 3, 2008, in the outstanding principal amount of $8,575,000, plus accrued and unpaid interest of approximately $865,000, issued by North Texas (the “North Texas Note”).  The North Texas Note was cancelled upon delivery to the Company.

Upon the Company’s repayment of the Subordinated Notes, the holders of the Subordinated Notes have the right to convert up to 50% of the Principal (and the accrued and unpaid interest thereon) to be paid on any Principal Prepayment Date (as each such capitalized term not otherwise defined herein is defined in the respective Subordinated Note) into shares of Common Stock of the Company at a price equal to $4.00 per share, subject to adjustment.  Pursuant to the Securities Exchange Agreement, certain subsidiaries of the Company entered into a guaranty of the Subordinated Notes.

Contemporaneously with the closing of the Securities Exchange Agreement, the Company entered into a second transaction pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) between the Company and Marquis.  Under the Securities Purchase Agreement, the Company issued and sold to Marquis, and Marquis purchased from the Company for consideration of $8,075,000, a senior secured promissory note in the principal amount of $8,875,000, bearing interest at 13% per annum, subject to certain adjustments (the “Senior Secured Note”), and a warrant to acquire 1,050,000 shares of Common Stock at an initial exercise price of $0.01 per share.  As additional consideration under the Securities Purchase Agreement, the Company also granted Marquis a limited conveyance of overriding royalty interests (the “Overrides”) of 3% of the Company’s interest in the hydrocarbon production from all of the Company’s (i) current oil and gas properties (the “ORRI”) and (ii) oil and gas properties acquired in the future with $5,000,000 of proceeds (the “Acquisition Funds”) from the sale of the Senior Secured Note, which sum has been deposited in a special acquisition account.  The proceeds from the Securities Purchase Agreement were used in part to pay $1,000,000 of principal under the existing indebtedness owed to Longview pursuant to the Old Notes.  Under the Securities Purchase Agreement, from November 13, 2009 until November 12, 2010, the Company has the right to purchase from Marquis all (but not less than all) of the Overrides issued to Marquis prior to November 13, 2009 by delivering to Marquis, at its election, either Override Warrants (as defined in the Securities Purchase Agreement) or any combination of Common Override Exchange Shares (as defined in the Securities Purchase Agreement) and Preferred Override Exchange Shares (as defined in the Securities Purchase Agreement).  In connection with the Securities Purchase Agreement, certain subsidiaries of the Company guaranteed payment of the Senior Secured Note and the Company and certain of its subsidiaries granted a security interest in substantially all of their real and personal property to Summerline, as collateral agent for Marquis, as the secured party, and executed a security agreement, a mortgage, guarantees and pledges to evidence the same.

As of December 4, 2008, the Company, Marquis and Summerline entered into the Letter Agreement whereby such parties agreed to release up to $1,300,000 of the Acquisition Funds for payment directly to STO Operating Company or another third party for operations related to the wellbore located at State Tract 150 #1 ST #1 Well, API No. 42-057-31770 (the “Well”).  On December 8, 2008, $927,346 of the Acquisition Funds were released for drilling costs of the Well.  Contemporaneously, the Company delivered the New Conveyance to Marquis granting to Marquis an overriding royalty interest (the “New ORRI”) of the Applicable Percentage (as defined in the New Conveyance). The New ORRI is equal to 7% of the Applicable Percentage of the oil, gas, and other minerals in, under and that may be produced from the Well.  However, at the first point in time at which Marquis has received $250,000 from the proceeds of the sale of the production of oil, gas and other minerals attributable to such 7%, the New ORRI shall be reduced to 3% of the Applicable Percentage.  The New ORRI is in addition to, and not in lieu, of the existing ORRI with respect to the property on which the Well is located.

To induce Marquis and Longview to enter into the Securities Purchase Agreement, on November 13, 2008, the Company entered into a Subordination Agreement with North Texas, Sonterra Operating, Inc., a Delaware corporation, Velocity Energy Limited LLC, a Texas limited liability company, Velocity Energy Inc., a Delaware corporation, Velocity Energy Offshore LP, a Delaware limited partnership, Velocity Energy Partners, LP, a Delaware limited partnership, each of which is a subsidiary of the Company, Marquis, Longview and Summerline, as collateral agent, pursuant to which the Subordinated Notes are subordinated to the Senior Secured Note.

The descriptions of the above agreements are qualified in each case, in their entirety, by reference to the complete texts of such agreements, which are attached hereto as Exhibits 10.1 through 10.19.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure set forth above under Item 1.01 is incorporated into this Item 1.02 by this reference.  On November 13, 2008, the Company entered into the Securities Exchange Agreement, pursuant to which Longview surrendered to the Company the Old Warrant and Marquis surrendered to the Company the Old Notes.  Furthermore, the liens, mortgages and security interests that secured the Old Notes were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.01 by this reference.  On November 13, 2008, the Company acquired all of the issued and outstanding shares of common stock, par value $0.001 per share, of North Texas from Marquis in exchange for the Marquis Warrant and the Marquis Subordinated Note pursuant to the Securities Exchange Agreement.  North Texas is headquartered in Weatherford, Texas, and owns and operates three onshore drilling rigs.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.03 by this reference.  On November 13, 2008, pursuant to the Securities Exchange Agreement, the Company issued the Marquis Subordinated Note, in the original aggregate principal amount of $9,440,000, and the Longview Subordinated Note, in the original aggregate principal amount of $2,210,550.92.  On November 13, 2008, pursuant to the Securities Purchase Agreement, the Company issued the Senior Secured Note to Marquis in the principal amount of $8,875,000.

The Senior Secured Note is secured by a first priority perfected security interest on all tangible and intangible assets now or hereafter created or acquired by the Company and its subsidiaries, including but not limited to all accounts, notes and contracts receivable, inventory, machinery and equipment, land and buildings and general intangibles.  Pursuant to the Pledge Agreement, Marquis also received a first priority perfected pledge of 100% of the stock of certain subsidiaries of the Company.  Interest on the Senior Secured Note accrues at a rate of 13% per annum, payable quarterly in cash for the first nine months, and then payable in accordance with the amortization schedule described below.  The Senior Secured Note matures on November 13, 2011.  The Company may prepay any or all amounts outstanding under the Senior Secured Note at any time in cash at 100% of the Principal Amount (as defined in the Senior Secured Note), plus accrued interest.  The Senior Secured Note begins amortizing in August 2009, from which time the Company is required to repay, in cash, 1/28th of the original principal amount of the Senior Secured Note, plus accrued interest, in equal monthly installments on the first business day of each month.

The terms of the Securities Purchase Agreement and Senior Secured Note contain affirmative and negative covenants.  Furthermore, the Company’s inability to maintain certain production levels of oil and natural gas produced from all of the real property owned by the Company and its subsidiaries and certain PRV Ratio(s) (as defined in the Senior Secured Note) would result in the required payment of a Pro Rata Financial Covenant Test Failure Amount (as defined in the Senior Secured Note) and an interest rate adjustment.  The Senior Secured Note also contains customary events of default.  Upon the occurrence of certain events of default, the holder of the Senior Secured Note may declare the outstanding principal amount thereof, plus accrued interest, to be due and payable immediately, subject to the terms of the Subordination Agreement.

The Subordinated Notes bear interest at a rate of 11% per annum.  Interest accrues for the first three full calendar quarters following the closing, and is thereafter payable quarterly in cash.  Twenty-five percent (25%) of the principal of each of the Subordinated Notes matures on November 13, 2011, and the remaining seventy-five percent (75%) is due on November 13, 2012.  The Company may repay the Subordinated Notes at any time in cash at 100% of par, plus accrued but unpaid interest, subject to the terms of the Subordination Agreement.  The holders of the Subordinated Notes may elect to take shares of Common Stock in lieu of any cash payment for up to 50% of any repayment of a Subordinated Note at a price equal to $4.00 per share.

The terms of the Securities Exchange Agreement and Subordinated Notes contain affirmative and negative covenants.  Furthermore, the Company’s inability to maintain certain production levels of oil and natural gas produced from all of the real property owned by the Company and its subsidiaries and certain PRV Ratio(s) (as defined in the Subordinated Notes) would result in the required payment of a Pro Rata Financial Covenant Test Failure Amount (as defined in the Subordinated Notes) and an interest rate adjustment.  The Subordinated Notes also contain customary events of default.  Upon the occurrence of certain events of default, the holders of the Subordinated Notes may declare the outstanding principal amounts thereof, plus accrued interest, to be due and payable immediately, subject to the terms of the Subordination Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated into this Item 3.02 by this reference.  The sale of the Marquis Warrant on November 13, 2008 was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act.  The sale of the warrant to Marquis under the Securities Purchase Agreement (the “SPA Warrant” and, together with the Marquis Warrant, the “Warrants”) on November 13, 2008 was not registered under the Act, in reliance on Section 4(2) of the Act and Rule 506 of Regulation D thereunder.  The sale of the Warrants involved no public offering.  The Company did not engage in general solicitation or advertising in connection with the issuance and sale of the Warrants, and did not engage an underwriter or placement agent.

Upon the commencement of Company’s repayment of principal of the Subordinated Notes, holders of the Subordinated Notes may convert up to 50% of the Principal (and the accrued and unpaid interest thereon) to be paid on any Principal Prepayment Date into shares of Common Stock of the Company at a price equal to $4.00 per share, subject to adjustment.  The sale of the Subordinated Notes was exempt from the registration requirements of the Act, by virtue of Section 4(2) of the Act as transactions not involving any public offering. The Company did not engage in general solicitation or advertising in connection with the issuance and sale of the Subordinated Notes, and did not engage an underwriter or placement agent.

Item 8.01 Other Events.

On November 19, 2008, the Company issued a press release announcing that the Company had completed the transactions contemplated by the Securities Exchange Agreement and Securities Purchase Agreement as described under Item 1.01 above.  A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Financial statement information regarding North Texas Drilling Services, Inc. in the form and for the periods required pursuant to Rule 8-04 of Regulation S-X will be filed within 71 days of November 19, 2008.

(b) Pro forma financial information:

The pro forma financial information that would be required pursuant to Item 9.01(b) of Form 8-K will be filed within 71 days of November 19, 2008.

(c) Shell company transactions:

None

(d) Exhibits:

Exhibit No.	Description

10.1
Securities Exchange Agreement by and among the Company, The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.2	Securities Purchase Agreement between the Company and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.3
Warrant to Acquire 1,050,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.3 to the Original Report).

10.4
Warrant to Acquire 1,000,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.4 to the Original Report).

10.5
Form of Conveyance of Overriding Royalty Interest by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.5 to the Original Report).

10.6
Subordinated Promissory Note in the principal amount of $9,440,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.6 to the Original Report).

10.7
Subordinated Promissory Note in the principal amount of $2,210,550.92 issued by the Company to The Longview Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.7 to the Original Report).

10.8
Senior Secured Promissory Note in the principal amount of $8,875,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.8 to the Original Report).

10.9
Security Agreement among the Company and certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.10
Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of November 13, 2008, from the Company to Summerline Asset Management, LLC (incorporated by reference to Exhibit 10.10 to the Original Report).

10.11
Guaranty by certain subsidiaries of the Company in favor of The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.11 to the Original Report).

10.12	Guaranty by certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.12 to the Original Report).

10.13
Subordination Agreement among the Company, North Texas Drilling Services, Inc., Sonterra Operating, Inc., Velocity Energy Limited LLC, Velocity Energy Offshore LP, Velocity Energy Partners, LP, Velocity Energy Inc., Longview Marquis Master Fund, L.P., The Longview Fund, L.P. and Summerline Asset Management, LLC, dated as of November 13, 2008 (filed herewith).

10.14	Pledge Agreement between the Company and Summerline Asset Management, LLC in favor of Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (filed herewith).

10.15	Pledge Agreement between Velocity Energy Limited LLC and Summerline Asset Management, LLC, dated as of November 13, 2008 (filed herewith).

10.16	Form of Deposit Account Control Agreement by and among Sonterra Operating, Inc., Sterling Bank and Summerline Asset Management, LLC (filed herewith).

10.17	Form of Deposit Account Control Agreement by and among the Company, Sterling Bank and Summerline Asset Management, LLC (filed herewith).

10.18	Form of Deposit Account Control Agreement by and among North Texas Drilling Services, Inc., First National Bank of Weatherford and Summerline Asset Management, LLC (filed herewith).

10.19	Letter Agreement by and between the Company, Longview Marquis Master Fund, L.P. and Summerline Asset Management, LLC, dated as of December 4, 2008 (including the exhibits thereto) (filed herewith).

99.1	Press release dated November 19, 2008 (incorporated by reference to Exhibit 99.1 to the Original Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONTERRA RESOURCES, INC.

Date: December 10, 2008	By: /s/ Donald E. Vandenberg
Donald E. Vandenberg
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Securities Exchange Agreement by and among the Company, The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.2	Securities Purchase Agreement between the Company and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.3
Warrant to Acquire 1,050,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.3 to the Original Report).

10.4
Warrant to Acquire 1,000,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.4 to the Original Report).

10.5
Form of Conveyance of Overriding Royalty Interest by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.5 to the Original Report).

10.6
Subordinated Promissory Note in the principal amount of $9,440,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.6 to the Original Report).

10.7
Subordinated Promissory Note in the principal amount of $2,210,550.92 issued by the Company to The Longview Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.7 to the Original Report).

10.8
Senior Secured Promissory Note in the principal amount of $8,875,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.8 to the Original Report).

10.9
Security Agreement among the Company and certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008 (including the schedules thereto) (filed herewith).

10.10
Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of November 13, 2008, from the Company to Summerline Asset Management, LLC (incorporated by reference to Exhibit 10.10 to the Original Report).

10.11
Guaranty by certain subsidiaries of the Company in favor of The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.11 to the Original Report).

10.12	Guaranty by certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.12 to the Original Report).

10.13
Subordination Agreement among the Company, North Texas Drilling Services, Inc., Sonterra Operating, Inc., Velocity Energy Limited LLC, Velocity Energy Offshore LP, Velocity Energy Partners, LP, Velocity Energy Inc., Longview Marquis Master Fund, L.P., The Longview Fund, L.P. and Summerline Asset Management, LLC, dated as of November 13, 2008 (filed herewith).

10.14	Pledge Agreement between the Company and Summerline Asset Management, LLC in favor of Longview Marquis Master Fund, L.P., dated as of November 13, 2008 (filed herewith).

10.15	Pledge Agreement between Velocity Energy Limited LLC and Summerline Asset Management, LLC, dated as of November 13, 2008 (filed herewith).

10.16	Form of Deposit Account Control Agreement by and among Sonterra Operating, Inc., Sterling Bank and Summerline Asset Management, LLC (filed herewith).

10.17	Form of Deposit Account Control Agreement by and among the Company, Sterling Bank and Summerline Asset Management, LLC (filed herewith).

10.18	Form of Deposit Account Control Agreement by and among North Texas Drilling Services, Inc., First National Bank of Weatherford and Summerline Asset Management, LLC (filed herewith).

10.19	Letter Agreement by and between the Company, Longview Marquis Master Fund, L.P. and Summerline Asset Management, LLC, dated as of December 4, 2008 (including the exhibits thereto) (filed herewith).

99.1	Press release dated November 19, 2008 (incorporated by reference to Exhibit 99.1 to the Original Report).